                                                                EXHIBIT 10.5

               RESEARCH, DEVELOPMENT AND DISTRIBUTION AGREEMENT

This Research, Development and Distribution Agreement (this "Agreement") is made and entered into as of the 17th day of February, 1997 (the "Effective Date") by and between Innovative Global Solution, Inc., a California corporation (the "Company"), and LG Electronics Inc., a Korean company ("LGE").

                                   RECITALS

          WHEREAS, the Company is engaged, among other activities, in the business of developing, marketing and servicing a certain wireless telecommunications product commonly called an "Internet Phone" (hereinafter, the "Product") in the United States and certain other international markets;

          WHEREAS, LGE is engaged in the business of developing, manufacturing, distributing, marketing and servicing the wireless telecommunication products in Korea and certain other international markets;

          WHEREAS, the parties hereto contemplate that the Products may incorporate the IGS Technology and the LGE Technology (as hereinafter defined);

          WHEREAS, in connection with the development of the Products, LGE desires to grant, and the Company desires to receive, a license to use the LGE Technology, on the terms and conditions set forth herein and IGS desires to grant, and the Company desires to receive, a license to use the IGS Technology, on the terms and conditions set forth herein; and

          WHEREAS, LGE and the Company intend to exploit the tangible and the intangible property developed under this Agreement in the respective territories specified herein.

          WHEREAS, LGE and IGS Development, Inc., a California corporation and a predecessor-in-interest to the Company, entered into that certain Series A Preferred Stock Purchase Agreement dated as of October 31, 1997 (the "Stock Purchase Agreement").

          WHEREAS, the execution of this Agreement is a condition precedent to certain obligations contained in the Stock Purchase Agreement.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, LGE and the Company hereby agree as follows:

          1.        Definitions. As used in this Agreement, the following terms
                    -----------
shall have the following meanings:

          1.1       "Acceptance" shall mean acceptance by LGE, pursuant to
                     ----------
Section 2 hereof, of the Prototype Design or the Pilot Production Design completed by the Company which operates substantially in conformance with the Specifications for such Milestone. "Accept" and "Accepted" shall have corollary meanings.

          1.2       "Acceptance Certificate" shall mean a certificate to be
                     ----------------------
delivered by LGE to Company upon Acceptance of the Milestones.

          1.3       "Affiliate" shall mean, as to a party to this Agreement or
                     ---------
any third party, any corporation or other person or entity directly or indirectly controlling, controlled by, or under common control with such party where the Company in control owns over fifty percent (50%) of the voting stock of the company of which it directly or indirectly controls or, in the case of LGE, any company designated as an "affiliated company" of the LG Group by the Fair Trade Commission of the Republic of Korea; provided, however, that neither party hereto shall be deemed an Affiliate of the other party hereto for purposes of this Agreement.

          1.4       "Business Day" shall mean any day other than a Saturday or
                     ------------
Sunday, a Federal holiday or a public holiday in the State of California or the Republic of Korea.

          1.5       "Cellular Service Provider" shall mean cellular and PCS
                     -------------------------
operators and service providers who sell, lease or otherwise offer wireless telecommunications products to consumers.

          1.6       "Distribute" * * *.
                     ----------

          1.7       "End Customer" shall mean a consumer who purchases the
                     ------------
Products for his/her own use.

          1.8       "IGS Improvements" * * *.
                     ----------------

          1.9       "IGS Technology" shall mean the software, hardware and
                     --------------
related know-how and Technical Information which IGS shall use in the development of or otherwise incorporate into the Products, along with all patent, patent applications, copyrights, trademarks, trademark applications, service marks, service mark applications, trade names, trade secrets, inventions (whether or not patentable), drawings, designs, specifications, proprietary know-how or information or other intellectual or industrial property rights comprising, incorporated into or related thereto owned by or licensed to IGS prior to the Effective Date.

          1.10      "Improvements" shall mean any and all new releases and new
                     ------------
versions of, modifications, alterations, adaptations, translations, enhancements and additions to, and derivative works of any applicable technology or Product, as the case may be, together with all patent, copyright, trademark, trade secret or other intellectual or industrial property rights comprising, incorporated into or related thereto.

          1.11      "Jointly Developed Technology" shall mean any invention
                     ----------------------------
(whether patentable or not) which is conceived, made, created, reduced to practice or fixed in a tangible medium of expression jointly by Company and LGE in the course of developing the Products under this Agreement.

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.
2

          1.12      "LGE Improvements" * * *.
                     ----------------

          1.13      "LGE Technology" shall mean certain software, technology
                     --------------
and/or technical know-how owned or has a right to use by LGE and identified on Exhibit D hereto, along with all patent, copyright, trademark, trade secret or
---------
other intellectual or industrial property rights comprising, incorporated into or related thereto.

          1.14      "Milestone" shall mean the delivery of the Prototype Design
                     ---------
and Pilot Production Design as specified in Exhibit C hereto.
                                            ---------

          1.15      "Pilot Production Design" shall mean that manufacturing
                     -----------------------
stage design to be developed by Company substantially in accordance with the Specifications as further described in the Product Statement of Work.

          1.16      "Products" shall mean wireless telecommunications products
                     --------
commonly called an "Internet Phone" as more particularly described on Exhibit A
                                                                      ---------
hereto.

          1.17      "Product Statement of Work" shall mean the document which
                     -------------------------
has been mutually agreed upon by LGE and the Company with respect to the Products that sets forth a description of the Products, the development stages and certain other matters related thereto, a copy of which is attached as Exhibit A hereto (which may be amended from time to time by mutual agreement of
---------
the parties).

          1.18      "Prototype Design" shall mean that certain prototype of the
                     ----------------
Products to be developed by Company substantially in accordance with the Specifications as further described in the Product Statement of Work.

          1.19      "Specifications" shall mean the specifications which have
                     --------------
been mutually agreed upon for the Products as set forth in Exhibit B hereto.
                                                           ---------
          1.20      "Stock Purchase Agreement" shall have the meaning ascribed
                     ------------------------
thereto in the Recitals.

          1.21      "Target Dates" shall mean the dates by which the Milestones
                     ------------
shall be completed as specified in Exhibit C hereto.
                                   ---------
          1.22      "Technical Information" shall mean documentation, including,
                     ---------------------
without limitation, drawings, schematics and other written descriptive materials (or object code versions stored on magnetic or other media) for the Products, including any technical information set forth in the Product Statement of Work or otherwise in existence from time to time.

          1.23      "NSP" (Net Selling Price) shall be * * *.
                     ---

     2.   Development and Delivery of the Products.
          ----------------------------------------

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

          2.1       Development. Company shall develop the Products in
                    -----------
accordance with the provisions of this Agreement. Such Products shall meet, in all material respects, the Specifications. The Company agrees to use all reasonable commercial efforts to complete the Milestones and meet the Target Dates set forth in the Product Statement of Work. The parties agree that time is of the essence in the performance of this Agreement. The Company shall notify LGE on a continuing basis of any event or occurrence that could cause a delay in achieving any Milestones or in doing so by the Target Dates or otherwise delay the development of the Products. The Company agrees to provide LGE with a written report of any actual or anticipated problems (resolved or unresolved) and any indication of delay promptly upon becoming aware of any such circumstance. Approximately once every month, the parties shall meet in person or convene by conference call for a formal progress presentation, during which the Company shall describe the status of the work required under the Product Statement of Work. Such presentation shall provide projections of the time of completion of each stage of the Products, and the status of such stages, and shall address any problems with the development of such stages that have come to the Company's attention and the Company's views as to how such problems may be resolved. To the extent there are Products described in the Product Statement of Work for which milestones and Target Dates are not provided therein, Company shall nevertheless develop such Products in accordance with this Agreement and the Specifications, and the parties shall develop in good faith mutually agreed upon milestones and Target Dates for delivery of all required items. * * *.

          2.2       Assistance to be Provided by LGE. In order to assist in the
                    --------------------------------
development of the Products and any required transfer of the licensed IGS Technology from the Company to LGE, LGE will be entitled to send an appropriate number of employees as determined mutually by LGE and Company to the Company's facilities. The Company will make available its engineers who will cooperate closely with the employees dispatched from LGE for the smooth development of the Products and the transfer of the licensed IGS Technology, facilities at any given time during the development of the Products. LGE will be entitled to maintain at least two (2) employees present at Company's facilities an any given time during the development of the Products. Such employees from LGE will have the right to participate in those activities deemed mutually beneficial to the development of the Products, including, without limitation, Product definition. The Company will provide sufficient office and working space and equipment for such LGE's representatives. In addition, the Company may make available its engineers, on a time and materials basis, for discrete projects unrelated to work on the Products.

          2.3       Delivery of the Products.
                    ------------------------
                    2.3.1     Delivery of Prototype Design. In accordance with
                              ----------------------------
the Target Dates set forth in Exhibit C, Company shall deliver to LGE one copy
                              ---------
of the Prototype Design on the media designated by LGE, and shall deliver such Technical Information and other documentation and materials, if any, required to be provided in connection with such Prototype Design, as set forth in the Product Statement of Work. LGE shall have * * * (the "Acceptance Period") to Accept such Prototype Designs by submitting to Company an Acceptance Certificate within such Acceptance Period or to reject the Prototype Design by submitting a detailed description of its nonconformance. If the Prototype Design is rejected by LGE, Company shall have * * * to resubmit a revised Prototype Design to LGE for Acceptance.

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    2.3.2     Delivery of Pilot Production Design. In accordance
                              -----------------------------------
with the Target Dates set forth in Exhibit C, Company shall deliver to LGE one
                                   ----------
copy of the Pilot Production Design on the media designated by LGE, and shall deliver such Technical Information and other documentation and materials, if any, required to be provided in connection with such Pilot Production Design, as set forth in the Product Statement of Work. LGE shall have * * * to Accept such Pilot Production Design by submitting to Company an Acceptance Certificate within such Acceptance Period or to reject the Pilot Production Design by submitting a detailed description of its nonconformance. If the Pilot Production Design is rejected by LGE, Company shall have * * * to resubmit a revised
Pilot Production Design to LGE for Acceptance.

                    2.3.3     Manufacturing Assistance. In addition to the
                              ------------------------
development and design assistance contemplated in the Product Statement of Work, Company shall provide reasonable assistance to LGE, including reasonable engineering support as needed to assist LGE in incorporating the Products into LGE's manufacturing process.

                    2.3.4     Delivery of Improvements. Promptly upon
                              ------------------------
completion of each Improvement, the Company shall deliver to LGE one copy of such Improvement on the media in which the Product to which it relates is licensed to LGE or, if different, any required media to implement such Improvement, together with all related technical information and other documentation and materials, if any, required to implement the Improvement.

          2.4       Delivery Expenses. The Company shall be responsible, at its
                    -----------------
sole cost and expense, for the payment of all costs and expenses, including, without limitation, any travel expenses of its employees, incurred in connection with the delivery to LGE of each Milestone, or any materials required to be approved by LGE hereunder.

     3.   Funding. Within ten (10) days of LGE's Acceptance of the Prototype
          -------
Design, subject to the satisfaction of all applicable conditions precedent in the Stock Purchase Agreement, Company shall sell to LGE and LGE shall pay to Company the purchase price specified in Section 1.2 of the Stock Purchase Agreement for 1,600,000 Preferred Shares, as such term is defined in the Stock Purchase Agreement. Within ten (10) days following LGE's Acceptance of the Pilot Production Design, subject to the satisfaction of all applicable conditions precedent in the Stock Purchase Agreement, Company shall sell to LGE and LGE shall pay to Company the purchase price set forth in Section 1.2 of the Stock Purchase Agreement for 1,066,667 preferred shares. Other than the foregoing, LGE shall have no obligation to make any payments to Company for Company's development of the Products in accordance with the Statement of Work set forth in Exhibit A hereto.
   -------
     4.   Ownership of LGE and IGS Technology.
          -----------------------------------

          4.1       The LGE Technology. At all times hereunder, LGE shall remain
                    ------------------
the sole and exclusive owner of the LGE Technology and LGE Improvements. LGE shall be permitted to seek patent, copyright or other intellectual property registration in its own name in relation to the LGE Improvements. LGE agrees to give Company written notice of each LGE Improvement promptly (but in no event more than thirty (30) days) following the creation


* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

thereof,Setting forth in reasonable detail the nature of such Improvement including, without limitation, its use and the results of any tests thereof.

          4.2       IGS Technology. At all times hereunder, IGS shall remain the
                    --------------
sole and exclusive owner of the IGS Technology and all IGS Improvements. The Company shall be permitted to seek patent, copyright or other intellectual property registration in its own name in relation to the IGS Improvements. The Company agrees to give LGE written notice of each IGS Improvement promptly (but in no event more than thirty (30) days) following the creation thereof, setting forth in reasonable detail the nature of such Improvement including, without limitation, its use and the results of any tests thereof.

          4.3       Jointly Developed Technology. The parties contemplate that
                    ----------------------------
Developed Technology. Based upon the nature of such technology and the contributions of the parties thereto, the parties shall agree upon how such Jointly Developed Technology should be owned by the parties, including potentially as joint owners. In the event the parties are unable to reach such agreement, either party will have the right to use the Jointly Developed Technology on an non-exclusive basis without any obligation to account to or pay royalty to the other party, provided that the party intending to use the Jointly Developed Technology (I) provides a written notice to the other party thirty
(30) days prior to the commencement of such use and (ii) agrees to continue negotiation in good faith with respect to the ownership of the Jointly Developed Technology.

     5.   Licenses.
          --------

          5.1    * * *

               5.1.1 LGE Technology * * *

               5.1.2  * * *

          5.2       Licenses Granted to LGE by the Company. Subject to the terms
                    --------------------------------------
and conditions of this Agreement, including Section 5.3 below, the Company hereby grants to LGE for THE term of this Agreement, * * *.

                    Any sublicense granted by LGE hereunder shall be in accordance with a sublicense agreement which shall incorporate the applicable license terms and conditions set forth herein, including all confidentiality obligations and applicable limitations on license grants specified herein; except that Affiliates of LGE need not enter into separate written sublicense agreements, as long as such Affiliates are provided a copy of this Agreement. Acceptance of the IGS Technology, IGS Improvements, or the Products by an Affiliate shall be deemed full acceptance by such Affiliate of the terms hereof.

          5.3       Distribution Rights and Territorial Restrictions.
                    ------------------------------------------------

               5.3.1     Distribution Rights of Products.  Notwithstanding
                         -------------------------------
anything to the contrary contained herein, the parties agree that with respect to the distribution of the Products and any derivative products upon completion of development of the Products, (i) the Company will have the exclusive right to Distribute the Products and any derivative Products to

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

cellular and PCS operators and service providers in the United States and in such other countries as set forth on Exhibit E hereto; (ii) LGE will have the
                                     ---------
exclusive right to Distribute the Products and any derivative products in the Republic of Korea and in such other countries as set forth on Exhibit E hereto;
                                                              ---------
and (iii) the Company and LGE will each have the non-exclusive right, without any obligation to account to the other party for any revenues derived therefrom, to Distribute the Products and provide maintenance services relating thereto in all other territories throughout the world. For purposes of this Agreement, a person or entity to whom any party hereto Distributes the Products shall be considered to be in the territory in which all end users of such Products are located; provided, however, that each of LGE and the Company shall only be permitted to enter into agreements with persons or entities who agree to restrict use of the Products to the territories in which LGE or the Company, as the case may be, has exclusive and/or non-exclusive rights. In no event shall LGE or the Company Distribute or otherwise authorize or permit use of the Products in any territory in which the other party hereto has exclusive rights without such other party's prior written consent.

               5.3.2     Product Branding. The parties agree that the Products
                         ----------------
distributed by the Company may carry either IGS or LGE band names or be co-branded with any cellular and PCS operators and service providers. * * *.

          5.4       Manufacture. The parties agree as follows with respect to
                    -----------
the manufacture of the Products:

                 5.4.1   Exclusive Manufacturer and Supplier. LGE will be
                         -----------------------------------
the exclusive manufacturer and supplier of the Products to the Company and its affiliates and the Company and its affiliates shall not manufacture any Product or have any Product manufactured by a third party except as set forth under5
Section 5.4.2 below. LGE shall manufacture the Products, or (at LGE's option) arrange for the manufacture of Products by third parties as subcontractors of LGE, for the Company. Such manufacturing shall be in accordance with mutually agreed commercial terms, which will include (I) forecasting requirements covering the succeeding three (3) quarters and firm orders for the succeeding first quarter delivered to LGE at the commencement of each fiscal quarter (ii) prices for such Products which reflect the elements mentioned in Section 5.4.3 below, and LGE delivery and performance obligations. Such terms may also include different or additional provisions, to the extent not inconsistent herewith, relating to damages and other liabilities in connection with the Product manufactured by LGE, including among other things, limitations of liability.

                 5.4.2   Terms of Exclusive Manufacturing Right. At any
                         --------------------------------------
time the Company desires to acquire a supply of Products for distribution, it will create or designate final manufacturing design specifications from which manufacture is feasible on a commercial scale and will supply such specifications (commonly known as the successful completion of "the pilot event") to LGE. The final manufacturing design specification mentioned herein shall substantially conform to the Specifications set forth in Exhibit B or to
                                                               ---------
any new specifications mutually agreed upon by the parties. LGE will cause the commencement of the manufacturing of a Product on a commercial scale, in conformance in all material respects with the applicable specifications, within
* * * of the Company's providing or designating and agreed by LGE, such final manufacturing design specifications to LGE. In the event LGE does not cause such manufacturing to begin within such * * * period for reasons within LGE's control,

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

then, immediately thereafter representatives from LGE and the Company will meet to discuss the reasons for the manufacturing delay. At such meeting, the parties will negotiate in good faith to agree upon a revised production plan. If, within two (2) weeks after such meeting, the parties have been unable to agree upon a new plan, then the Company will be permitted to contract with any third party for the manufacture of such Product notwithstanding the exclusivity of LGE's manufacturing rights in this Section 5.4.2. LGE will continue, however, to have non-exclusive rights to manufacture and supply the particular Product to the Company, and the foregoing termination of exclusivity will apply only to the specific Product as to which the delay occurred. In addition, no such loss of exclusivity will affect the exclusive license and distribution rights of LGE set forth in Section 5.2. LGE's exclusivity hereunder shall also terminate in the event of termination of this Agreement pursuant to Section 11 hereof.

               5.4.3     Pricing Committee. LGE and the Company will form a
                         -----------------
pricing committee (the " Pricing Committee") composed of an equal number of representatives from each party for the purpose of establishing and reviewing the prices which LGE or its Affiliates will charge to the Company for the manufacture and supply of the Products. The prices established by the Pricing Committee will be commercially reasonable, permit the Company to compete effectively in the U.S. market involving cellular and PCS operators and service providers, provide LG Electronics with a commercially reasonable profit, and be no higher than the prices charged by LGE to any third party outside of Korea for whom it supplies and manufactures the same or similar products. The pricing committee shall take into consideration that prices may include the fair market value of goods and services provided by third parties to LGE.

               5.4.4     Product Warranties and Indemnification.
                         --------------------------------------

                           * * *



     6.   Protection of Proprietary Rights.
          ---------------------------------

          6.1       Protection of LGE's Proprietary Rights. The Company will not
                    --------------------------------------
remove any proprietary or confidential legends, markings or copyright or other notices which LGE has placed upon or within the LGE Technology or LGE Improvements and will reproduce such markings on any copies made by the Company in accordance with this Agreement. LGE shall have the sole right and authority to prepare, obtain, file, record and maintain, in any country or political subdivision thereof, all applications and registrations, and renewals thereof, that LGE may make to protect its rights in the LGE Technology and LGE Improvements, whether such rights are in the nature of patent, copyright or other intellectual or industrial property rights. Any such applications, registrations or renewals shall be in the name of LGE or such other name as LGE deems appropriate. At the request of LGE, the Company shall cooperate fully with LGE, and shall execute all such documents as are necessary or desirable, to aid LGE in preparing, obtaining, filing, recording or maintaining any such application, registration or renewal.

          6.2       Protection of the Company's Proprietary Rights. LGE will not
                    ----------------------------------------------
remove any proprietary or confidential legends, markings or copyright or other notices which the Company or its independent contractors have placed upon or within the IGS Technology and

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

IGS Improvements, the Products or any Improvements thereto, and will reproduce such markings on any copies made by LGE in accordance with this Agreement. The Company shall have the sole right and authority to prepare, obtain, file, record and maintain, in any country or political subdivision thereof, all applications and registrations, and renewals thereof, that the Company may make to protect its rights in the above listed Technology, Products and Improvements thereto, whether such rights are in the nature of patent, copyright or other intellectual or industrial property rights. Any such applications, registrations or renewals shall be in the name of the Company. At the request of the Company, and at the Company's expense, LGE shall cooperate fully with the Company, and shall execute all such documents as are necessary or desirable, to aid the Company in preparing, obtaining, filing, recording or maintaining any such application, registration or renewal.

     7.   Confidential Information.
          ------------------------

          7.1       Protection of Confidential Information.  Each party
                    --------------------------------------
acknowledges that it may have access to proprietary or confidential information related to the LGE Technology, the IGS Technology, the Products, Improvements and/or the business, business practices or marketing plans of the other party. Each party shall protect the proprietary or confidential information of the other party in the same manner as it would protect its own proprietary or confidential information, and shall not use proprietary or confidential information of the other party for its own benefit or the benefit of any other person or entity, except as may be specifically permitted hereunder.

          7.2       Exceptions to Confidential Treatment. The foregoing
                    ------------------------------------
obligations of confidentiality and non-use shall not apply to any confidential or proprietary information of one party which:

               7.2.1 was known by the other party prior to its disclosure by the disclosing party (whether prior or subsequent to the date of this Agreement) and not obtained or derived, directly or indirectly, from such party or its Affiliates, or if so obtained or derived, was lawfully obtained or derived and is not held subject to any confidentiality or non-use obligations;

               7.2.2 is or becomes publicly available other than through any act or default of a party that has an obligation of confidentiality and non-use with respect to such information;

               7.2.3 is obtained or derived subsequent to the date of this Agreement from a third party which, to the best knowledge of the party acquiring such information, is lawfully in possession of such information and does not hold such information subject to any confidentiality or non-use obligations;

               7.2.4 is developed or derived by a party, prior or subsequent to its disclosure by the disclosing party, independently and without reference to the confidential or proprietary information which was disclosed by the disclosing party; or

               7.2.5 is required to be disclosed by one of the parties pursuant to applicable law, or under a government or court order; provided, however, that (i) the obligations of confidentiality and non-use shall continue to the fullest extent not in conflict with such law or order, and (ii) if and when a party is required to disclose such confidential or proprietary information pursuant to any such law or order, such party shall promptly notify the other party and use reasonable best efforts to obtain a protective order or take such other actions as shall prevent or limit, to the fullest extent possible, public access to, or disclosure of, such confidential or proprietary information.

     8.   Representations and Warranties; Indemnification; Limitations.
          ------------------------------------------------------------

          8.1       Representations and Warranties of Company.
                    -----------------------------------------

               8.1.1 Company represents and warrants to LGE that Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California; has full corporate power and authority to conduct its business as now being conducted and as contemplated hereby; and holds all necessary licenses and permits from all government entities for the proper conduct of said business.

               8.1.2 Company represents and warrants to LGE that Company has the unrestricted right and the corporate power and authority to enter into this Agreement and to perform its obligations hereunder and neither the execution and delivery of this Agreement nor the consummation of the actions contemplated hereby will (i) violate any provisions of its charter documents, (ii) violate, conflict with or constitute a default under any contract to which it is a party or (iii) violate any law binding on it.

               8.1.3  * * *

          8.2  Representations and Warranties of LGE.  LGE represents and
               -------------------------------------
warrants that:

               8.2.1 LGE is a corporation duly organized, validly existing and in good standing under the laws of the Republic of Korea; has full corporate power and authority to conduct its business as now being conducted and as contemplated hereby; and holds all necessary licenses and permits from all government entities for the proper conduct of said business;

               8.2.2 LGE has the unrestricted right and the corporate power and authority to enter into this Agreement and to perform its obligations hereunder and neither the execution and delivery of this Agreement nor the consummation of the actions contemplated hereby will (i) violate any provisions of its charter documents, (ii) violate, conflict with or constitute a default under any contract to which it is a party or (iii) violate any law binding on it;

               8.2.3  * * *

               8.2.4 The LGE Technology and the Company's use thereof as permitted hereby will not infringe upon or violate any patent, trade secret, copyright, trademark or any other intellectual property or proprietary right of any person, firm or corporation.


          8.3  Indemnification.
               ---------------

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

               8.3.1     Company's Indemnification. Company hereby agrees to
                         -------------------------
indemnify, defend and hold harmless LGE and its officers, directors, agents, representatives, successors and assigns from and against any and all claims, demands, losses, costs and expenses (including reasonable attorneys' fees), investigations, damages, judgments, penalties and liabilities of any kind or nature whatsoever, arising out of, resulting from, relating to or connected with
(i) a defect in the design of the Products, (ii) the Company's misuse or modification of LGE Technology or any LGE Improvement; or (iii) Company's breach of any representation, warranty or covenant herein. Company shall promptly upon receipt of notice of any such claim defend such claim at the Company's sole cost and expense; or in the event Company declines to assume the defense or does not assume the defense within a period of time necessary to avoid material prejudice to LGE, LGE may assume the defense and will be reimbursed for its reasonable, out-of-pocket expenses incurred in connection therewith. No settlement of any claim shall be made by Company without the prior written consent of LGE, such consent not to be unreasonably withheld.

               8.3.2     LGE's Indemnification. LGE hereby agrees to indemnify,
                         ---------------------
defend and hold harmless Company and its officers, directors, agents, representatives, successors and assigns from and against any and all claims, demands, losses, costs and expenses (including reasonable attorneys' fees), investigations, damages, judgments, penalties and liabilities of any kind or nature whatsoever, arising out of, resulting from, relating to or connected with LGE's breach of any representation, warranty or covenant herein. In the event LGE declines to assume the defense or does not assume the defense within a period of time necessary to avoid material prejudice to the Company, the Company may assume the defense and will be reimbursed for its reasonable, out-of-pocket expenses incurred in connection therewith. In the event LGE assumes the defense, the Company may participate therein at its own expense. In no event shall LGE's aggregate liability (inclusive of insurance proceeds) under this
Section 5.4 exceed the aggregate amount of payments received by LGE for the sale of Products. No settlement of any claim shall be made by LGE without the prior written consent of the Company, such consent not to be unreasonably withheld.

               8.3.3     Infringement of Third Party Intellectual Property
                         -------------------------------------------------
Rights. If the indemnity obligations set forth in Sections 8.3.1 and 8.3.2 arise
------
from either party's infringement of third party intellectual property rights with respect to the IGS Technology or LGE Technology, as applicable, such party may, at its option, in addition to satisfying in full its indemnification obligations in respect of all liabilities set forth above in Sections 8.3.1 and
8.3.2 as applicable, (i) replace or modify the infringing articles with non-infringing ones which are functionally equivalent, (ii) obtain a license for the non-infringing party to continue to develop, make, have made, use and sell the infringing articles or (iii) request the return of the infringing articles and return any fee paid by the non-infringing party for such articles less a reasonable sum reflecting the time the infringing article has been used by the non-infringing party.

               8.3.4     Notice. Whenever any claim for indemnification shall
                         ------
arise under this Section 8.3, the party seeking indemnification (the "Indemnified Party") shall notify the party or parties (as the case may be) against whom indemnification is sought (whether one party or more, the "Indemnifying Party") in writing within thirty (30) days after the Indemnified Party has actual knowledge of the facts constituting the basis for such a claim. The Indemnified Party shall fully cooperate with and provide reasonable assistance to the Indemnifying Party in the defense or settlement of such claim and shall provide information and assistance in the defense thereof. The right to indemnification hereunder, as set forth in such notice, shall be deemed agreed to by the Indemnifying Party unless, within fifteen (15) days after the receipt of such notice, the Indemnified Party is notified in writing that the Indemnifying Party disputes the right to indemnification as set forth in such notice or elects to proceed subject to a reservation of rights.

          8.4  Limitations.
               -----------

               8.4.1     Consequential Damages. IN NO EVENT SHALL EITHER PARTY
                         ---------------------
BE LIABLE TO THE OTHER FOR ANY SPECIAL, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO, LOST PROFITS) WHICH MAY ARISE OUT OF OR IN CONNECTION WITH THIS AGREEMENT WHETHER IN CONTRACT, TORT OR ANOTHER LEGAL THEORY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE REMEDIES SET FORTH IN SECTION 8.3 ABOVE ARE LGE'S AND COMPANY'S SOLE AND EXCLUSIVE REMEDIES WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY RIGHTS OF ANY KIND.

               8.4.2     Limitation of Liability.  * * *
                         -----------------------

          8.5  Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN
               ----------
SECTIONS 5.4.4 AND 8 ABOVE, NEITHER PARTY MAKES ANY OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR NON-INFRINGEMENT.

     9.   Infringement by Others.  Each party agrees to promptly notify the
          ----------------------
other of any infringement, imitation or unauthorized use of the LGE Technology, IGS Technology, the Improvements or the Products by others promptly following such party's becoming aware of such event. The Company shall have the initial right to determine whether or not to bring infringement or unfair competition proceedings on account of any such infringement, limitation or unauthorized use or variation or any other matter involving the IGS Technology, IGS Improvements or the Products. LGE shall cooperate fully with the Company in any legal action taken by the Company against any party alleged to be infringing upon the IGS Technology, IGS Improvements or the Products. LGE shall have the initial right to determine whether or not to bring infringement or unfair competition proceedings on account of any such infringement, imitation or unauthorized use or variation, or any other matter involving the LGE Technology and LGE Improvements. The Company shall cooperate fully with LGE in any legal action taken by LGE against any party alleged to be infringing upon the LGE Technology and LGE Improvements. Any amount awarded with respect to any legal action shall be first allocated between LGE and the Company in reimbursement of expenses and the remainder shall be equitably apportioned between LGE and the Company pursuant to their mutual agreement as to their respective damages. If either party decides not to institute any suit or take any action in connection with any potential infringement, imitation or unauthorized use, the other party may institute such action, at its sole cost and expense, upon obtaining the prior written consent of the

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

other party to do so and such party shall be entitled to retain any and all recoveries therefrom without any obligation to the other party.

     10.  * * *

     11.  Duration and Termination.
          ------------------------

          11.1      Term. This Agreement shall become effective on the Effective
                    ----
Date and shall continue in effect for a period of twenty (20) years thereafter, unless terminated pursuant to Section 11.2, 11.3 or 11.4 below.

          11.2      Termination by Either Party. Either party shall have the
                    ---------------------------
right to terminate this Agreement, without prejudice to any other rights or remedies which such party may have, whether under the provisions of this Agreement, in law or in equity or otherwise, if the other party shall fail to perform or breaches any of the material terms, conditions, agreements, representations or covenants contained in this Agreement and such breach shall continue uncured for a period of sixty (60) days after the other party's receipt of written notice thereof.

          11.3      Termination by LGE. Without limitation of any other rights
                    ------------------
or this Agreement, effective upon delivery of written notice to the Company, in the event that any Milestone is not completed within thirty (30) days after the Target Date specified therefor (provided such default is not a result of LGE's material failure to timely perform any LGE obligation set forth in the Product Statement of Work) and should such default continue uncured for a period of thirty (30) days after receipt of written notice from LGE thereof.

          11.4      Termination by Company. Without limitation of any other
                    ----------------------
rights or remedies to which the Company may be entitled, the Company shall have the right to terminate this Agreement, effective upon delivery of written notice to LGE, in the event that LGE elects not to purchase additional shares of the Series A Preferred Stock of the Company pursuant to Section 2.1(g) of the Stock Purchase Agreement.

          11.5      Effect of Termination. The provisions of Sections 4, 5.4.4,
                    ---------------------
6, 7, 8, and 12 shall survive any termination of this Agreement. All licenses granted pursuant to this Agreement shall immediately terminate upon termination of this Agreement for any reason.

          11.6      Effect of Bankruptcy of the Company. All rights and licenses
                    ------------------------------------
granted by the Company to LGE hereunder or pursuant to this Agreement are and shall otherwise be deemed to be, for the purpose of Section 365(n) of the United States Bankruptcy Code (the "Bankruptcy Code"), licenses or rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The Company agrees that if the Company as a debtor-in-possession or if a trustee in bankruptcy rejects this Agreement, LGE may elect to retain its rights under this Agreement as provided under Section 365(n) of the Bankruptcy Code. Upon written request of LGE to the Company or the trustee in bankruptcy, the Company or such trustee shall allow LGE to exercise its rights under this Agreement and shall not interfere with the rights of LGE as provided in this Agreement.

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

     12.  Miscellaneous.
          -------------

          12.1 Force Majeure.  Each party shall be excused for failures or
               -------------
delays in performing its obligations under this Agreement to the extent that such delay or failure results from any cause beyond the reasonable control of such party, including, but not limited to, delays or failures caused by the other party, acts of God, strikes or other labor disturbances, federal, state, local or foreign laws or regulations not existing at the time of execution of this Agreement, public disorder, earthquakes, floods and catastrophes of fire or explosion. In any circumstance described in the immediately preceding sentence, the affected party shall undertake reasonable efforts to discharge its obligations hereunder. Any failure or delay justified under this Section 12.1 shall extend the time for performance of the affected obligation by a period of time equal to the length of time the condition excusing the performance has lasted; provided, however, that should such delay continue for greater than ninety (90) days, the party not seeking excuse from performance on account of such condition shall, without penalty, have the right to terminate this Agreement.

          12.2 Notices.  All notices, requests, waivers and other communications
               -------
made to a party hereto pursuant to this Agreement shall be deemed to have been duly given if given in writing and hand-delivered, sent by facsimile with appropriate confirmation, mailed postage pre-paid, certified or registered, return-receipt requested, or sent by prepaid air freight, express delivery of which is guaranteed and acknowledgment of receipt of which is required, to the address of the party set forth as follows, or to any other address that such party may designate by written notice to the other:

          If to LGE:     LG Electronics Inc.
                         LG Twin Towers
                         20, Yoido-dong, Youngdungpo-gu
                         Seoul, Korea
                         Facsimile: 011-822-3777-5749
                         Attn: Mr. Stephen Juh, Executive Director

     If to the Company:  Innovative Global Solution, Inc.
                         4225 Executive Square, Suite 700
                         La Jolla, California  92037
                         Facsimile: (619) 458-9588
                         Attn: William Son, President

Notices delivered in person shall be effective when so delivered. Notices delivered by courier shall be effective five (5) Business Days after delivery by the sender to an air courier of national reputation who guarantees delivery within such five (5) Business Day period. Facsimile notices shall be effective when the sender's telecopy machine confirms that the transmission has been received by the addressee. Notices sent by air mail shall be effective ten (10) Business Days after the sender's deposit of such notice in the United States or Korean mails, first class postage prepaid.

          12.3  Presumptions.  Because each party hereto has participated in
                ------------
drafting this Agreement, there shall be no presumption against any party on the ground that such party was responsible for preparing this Agreement or any part hereof.

          12.4  Injunctive Relief.  Each party acknowledges that the other party
                -----------------
will have no adequate remedy at law if such party breaches any provision of
Section 7 above, and that the non-breaching party shall have the right, in addition to any other rights it may have, to obtain, in any court of competent jurisdiction (notwithstanding Section 12.14 below), injunctive relief to restrain any such breach or threatened breach, or otherwise to specifically enforce, any of the provisions of such Section.

          12.5  No Joint Venture.  Nothing contained in this Agreement shall be
                ----------------
construed to place the parties in the relationship of partners or joint venturers, or principal and agent or employer and employee, and no party shall have the power to obligate or bind the other party in any manner whatsoever.

          12.6  Governing Law.  This Agreement has been negotiated and entered
                -------------
into in the State of California and shall be governed by and construed in accordance with the internal laws of the State of California as applied to contracts executed and intended to be fully performed therein, including all matters of validity, interpretation, construction and performance, regardless of the choice of law provisions of California or any other jurisdiction.

          12.7  Headings.  The headings included in this Agreement are for the
                --------
convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

          12.8  Entire Agreement.  This Agreement (including the exhibits
                ----------------
hereto) contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes and cancels any and all previous written or oral negotiations, commitments, understandings, agreements and any other writings or communications in respect of such subject matter, including that certain Memorandum of Understanding dated October 24, 1997 entered into by and between the Company and LGE.

          12.9  Amendments.  This Agreement may be modified, amended, superseded
                ----------
or terminated only by a writing duly signed by authorized representatives of both parties.

          12.10 Severability.  Any provision of this Agreement which is
                ------------
invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. If any provision of this Agreement shall be declared so broad as to be invalid or unenforceable, such provision shall be interpreted to be only so broad as is necessary for it to be valid or enforceable.

          12.11 Waiver.    No waiver of any rights under this Agreement or
                ------
default hereunder will be valid or effective unless in writing signed by the party against whom enforcement of such waiver is sought. Any waiver by either party of a breach of any provision of this Agreement or default hereunder shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement or any other default hereunder. The failure of either party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or to deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

          12.12   Successors and Assigns; Assignment.  Except as otherwise
                  ----------------------------------
expressly provided herein, this Agreement shall be binding upon, and inure to the benefit of, the respective legal representatives, successors and permitted assigns of the parties, but nothing contained in this Section shall be construed as a consent to any assignment of this Agreement. Except as otherwise expressly permitted herein, neither party may assign any rights or obligations under this Agreement without the prior written consent of the other party.

          12.13   Counterparts.  This Agreement may be executed by the parties
                  ------------
hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same document.

          12.14   Arbitration. Any controversy, dispute or claim arising out of,
                  -----------
in connection with or in relation to the interpretation, performance or breach of this Agreement, or any action taken by any party or otherwise arising out of the execution or performance thereof, including any claim based on a contract, tort or statute, shall be determined in accordance with this Section 12.14.

               12.14.1 Informal Dispute Resolution.  Before making a demand for
                       ---------------------------
arbitration of any dispute covered by this Section, the parties shall submit the dispute for mediation before the American Arbitration Association ("AAA"), which mediation shall involve at least one officer of each party involved having at least the rank of Vice President or the equivalent. All submissions to the mediator shall be in writing and supported by any documentary evidence which a party wishes to attach to the submission. Said officers shall endeavor to resolve the dispute within thirty (30) days after said submission. If they are unable to resolve the dispute in such period, any party may thereafter submit the matter to arbitration in accordance with Section 12.14.2. The submission of a dispute to mediation shall toll the limitations period described in Section 12.14.2(i) below from the time of the submission until the mediator determines an impasse exists.

               12.14.2 Arbitration.  If the parties are unable to resolve a
                       -----------
dispute pursuant to Section 12.14.1 above, then the dispute shall be determined by arbitration to be conducted in the English language in Los Angeles, California, under the Large Complex Case Program of the American Arbitration Association ("LCCP") and in accordance with the AAA's Commercial Arbitration Rules and Supplementary Procedures pertaining to the LCCP, as modified herein.

                       (i) Any party wishing to make a claim must file an arbitration demand within 180 days from the date on which that party has actual knowledge of the claim. The claim shall be deemed to have been discovered on the date when the party discovers the essential facts giving rise to such claim. This paragraph, together with the tolling provision set forth above, shall be a statute of limitation for any arbitration claim and the failure of a party to file an arbitration demand as described herein shall forever bar that party from making such claim. The arbitration panel shall not have jurisdiction to hear or decide on the merits any claim for which an arbitration demand is not filed within the limitations period unless the parties agree in writing to extend or toll the limitation period.

                    (ii) The claim shall be arbitrated before three arbitrators, each of whom have experience in resolving intellectual property and/or commercial manufacturing disputes, and have committed to the parties in advance that he/she will conduct a hearing in strict accordance with the requirements of this Section.

                    (iii) The parties to the arbitration shall attempt to select the arbitrators from names provided by the AAA at the administrative conference conducted under the LCCP Supplementary Procedures. To the extent the parties are unable to agree upon any arbitrators at the administrative conference or within twenty days (20) thereafter, the arbitrator(s) shall be chosen by the AAA in accordance with the Commercial Arbitration Rules, subject to the qualification requirements specified herein.

                    (iv) The arbitrators shall have the following powers, in addition to any powers and authority granted them pursuant to the applicable AAA rules and procedures:

                           (A) The power to appoint expert witnesses, at the
parties' expense, to assist the arbitrators in understanding any issue to be resolved in the dispute, provided that such expert provides the parties with any documents created, referred to, or relied on in forming his/her opinion and is subject to examination by the parties at the hearing;

                           (B) The power, at his/her discretion, to grant
interim or final equitable relief, including without limitation injunctive relief and specific performance, provided that said relief bears a relationship to the contract rights and obligations of the parties; and

                           (C) The power to impose sanctions, based upon the
failure of any party to comply with an arbitration order, rule or procedure applicable to the arbitration.

                    (v) Each party shall have the right to take discovery in accordance with the California Rules of Civil Procedure, limited to: (i) one set of document requests (not to exceed fifteen (15) requests); (ii) one set of requests for admissions (not to exceed five (5) requests without subparts); and
(iii) a maximum of five (5) depositions (provided that each party shall have the right, without limitation, to take depositions to be used as evidence in the arbitration hearing upon a satisfactory showing that the deponent is unavailable to testify at the hearing).

                    (vi) Within a reasonable period prior to the arbitration hearing and after the close of discovery, the parties shall meet informally to attempt in good faith to agree on issues to be decided in the arbitration, facts which will not be disputed in the arbitration, and whether any issues in the dispute should be resolved prior to the hearing and determination of other issues. The agreed issues and undisputed facts and, if applicable, order of issues shall be submitted in writing to the arbitrators no later than five (5) days prior to the commencement of the hearing.

                    (vii) Failing agreement between the parties, any party shall have the right and the arbitrators shall have the discretion to have an issue heard and resolved prior to the hearing on other issues upon a showing that early resolution of said issues will be likely to resolve the entire dispute or substantially reduce the scope of the hearing. The arbitration procedures set forth in this Section shall not vary with respect to any early resolution of issues, except that the arbitrators shall have ten (10) days decide any such issue before continuing with the arbitration hearing, in which case the maximum length of the arbitration hearing shall be extended accordingly.

                    (viii) No later than ten (10) days prior to the hearing, either party shall have the right to make a formal written offer to resolve the dispute on any basis which the party deems to be appropriate. The other party shall have a period of five (5) days thereafter within which to reject or accept the offer. In the event the offer is rejected, and the party making the offer later obtains an arbitration award more favorable than the terms of the offer, the offering party shall have the right to recover all costs, including expert witness and arbitration fees, incurred in connection with the arbitration.

                    (ix) The arbitration hearing shall be held within one hundred twenty (120) days of service of the arbitration demand. To the maximum extent possible, the hearing shall run continuously during regular business days for a maximum of ten (10) full business days, including opening statements, presentations of evidence, motions and closing argument, provided that the arbitration hearing shall be concluded no later than twenty (20) days after it commences. The parties shall have the right to submit written briefs in addition to or in lieu of closing arguments. The award shall include a decision on damages, if any, and costs, expenses and attorney's fees in accordance with the provisions of this contract. At the request of either party, the award shall include a written statement of reasons supporting the award. The award shall be final and binding on the parties and the basis for any party obtaining an enforceable judgment from a court of appropriate jurisdiction.

                    (x) The arbitration proceeding, as well as the fact that such proceedings have been instituted, shall be kept confidential by the parties and may be disclosed to their officers, directors and employees only on a need-to-know basis, to their representatives and advisors or as required by law and insofar as is necessary to confirm, correct, vacate or enforce the award. In the event of any breach of this provision following a final award by the arbitrator, the aggrieved party may initiate a new arbitration proceeding pursuant to this paragraph to obtain appropriate relief for the violation of this provision.

                    (xi) Any party may, at its election, seek equitable relief from a court of appropriate jurisdiction and venue located in California contemporaneous with the filing or prosecution of any arbitration claim. Any such action shall not be deemed a waiver by any party of its right to pursue arbitration or to obtain any legal or equitable relief from the arbitrators as specified herein, to the extent not inconsistent with any prior equitable relief which a court might award.

                    (xii) Subject to subparagraph (viii), the prevailing party in any such arbitration shall be entitled to recover its costs, expenses (including expert witness and arbitration expenses), and its reasonable attorneys' fees. For this purpose, the prevailing party shall be determined according to the following criteria: (i) if there are multiple claims, the prevailing party shall be determined with respect to each claim separately; and
(ii) the prevailing party shall be the party who has obtained the greater relief in connection with any particular claim, although with respect to any claim it may be determined that there is no prevailing party.

          12.15  Further Assurances.  Each party hereto shall reasonably
                 ------------------
cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

          12.16  Government Approvals.  The Company agrees to cooperate with LGE
                 --------------------
to allow LGE to obtain all requisite approval of the competent authorities of the Republic of Korea and any financial institutions thereof.

     This Agreement has been executed by each of the parties as of the date first set forth above.



LG Electronics, Inc.                         Innovative Global Solution, Inc.

By:______________________________            By:________________________________

Its:_____________________________            Its:_______________________________

                                   EXHIBIT A

***   Twelve pages of text omitted pursuant to a Confidential Treatment Request.

















































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B

                                SPECIFICATIONS
                                --------------

***  One page of text omitted pursuant to a Confidential Treatment Request.
















































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C

***  One page of text omitted pursuant to a Confidential Treatment Request.



















































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT D

***  Two pages of text omitted pursuant to a Confidential Treatment Request.


















































* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   EXHIBIT E

                                  TERRITORIES
                                  -----------

                        To be mutually agreed markets.

                                   EXHIBIT F

                                ROYALTY PAYMENT
                                ---------------

                To be mutually agreed by the Pricing Committee.

                                   EXHIBIT G

                                PRODUCT PRICES
                                --------------

                To be mutually agreed by the Pricing Committee.

                                AMENDMENT NO. 1
                                      TO
               RESEARCH, DEVELOPMENT AND DISTRIBUTION AGREEMENT

     This Amendment No. 1 to Research, Development and Distribution Agreement (the "Amendment No. 1") amends that certain Research, Development and Distribution Agreement (the "Agreement") dated as of February 7, 1998 and is entered into by and between NeoPoint, Inc., a California corporation F/K/A Innovative Global Solution, Inc. ("NeoPoint") and LG Information & Communications, Ltd., a Korean corporation, and assignee of LG Electronics, Inc.'s interests in the Agreement ("LGIC"). This Amendment is entered into as of September 1, 1999.

  The parties hereby agree to amend the Agreement, as follows:

1. Section 1.8 "IGS Improvements" is hereby deleted in its entirety and replaced with the following:

     1.8  "NeoPoint Improvements" shall mean * * *.
           ---------------------

2. Section 1.12 "LGE Improvements" is hereby deleted in its entirety and replaced with the following:

     1.12 LGIC Improvements shall mean * * *.
          -----------------

3.   Section 1.10 "Improvements" is hereby deleted in its entirety and replaced
                   ------------
with the following:

     1.10 "Improvements" shall mean any and all new releases and new versions
           ------------
of modifications, alterations, adaptations, translations, enhancements and additions to the Products, together with all patent, copyright, trademark, trade secret or other intellectual or industrial property rights comprising or incorporated therein.

4.   Section 1.16 "Products" is hereby deleted in its entirety and replaced with
                   --------
the following:

     1.16 "Products" shall mean either a NeoPoint 1000, NeoPoint 1600 or
           --------
NeoPoint 2000 (1000x) Class 1 wireless telecommunications product using code division multiple access ("CDMA") technology as more particularly described on Exhibit A hereto.
---------

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

5.   Section 4.3 "Jointly Developed Technology" is hereby deleted in its
                  ----------------------------
entirety and replaced with the following:

     4.3   "Jointly Developed Technology". The parties acknowledge that as of
            ----------------------------
the effective date of Amendment No.1 there has not been any Jointly Developed Technology, but that during the course of development of the Products, there may be Jointly Developed Technology. At any time a party decides to develop any new technology that may be considered Jointly Developed Technology, it shall provide to the other party written notice describing in sufficient detail the proposed development. The other party shall have thirty (30) days from receipt of such notice to consider the proposal. If acceptable to the party receiving notice, the parties agree the Jointly Developed Technology shall be owned jointly by NeoPoint and LGIC, each party having an equal and undivided one half (1/2) interest therein. Unless specifically proposed and agreed to, there shall be no Jointly Developed Technology pursuant to the Agreement, including the development and manufacture of Products.

6. The last sentence of Section 5.1.1 is hereby deleted in its entirety and replaced with the following:

     5.1.1 LGIC Technology.  * * * LGIC hereby grants to Company a world wide,
           ---------------
non-exclusive license to use the LGIC Technology and LGIC Improvements for the purposes of and during the term of this Agreement. Subject to the provisions of this Section 5.1.1 and Section 12.12 below, the Company shall not sell, assign, transfer, lease, sublease or sublicense the use of the LGIC Technology and LGIC Improvements or any interest therein, without the prior written consent of LGIC, which consent may be withheld in LGIC's sole discretion. Nothing in the preceding two sentences shall preclude NeoPoint from selling and marketing Products to NeoPoint's distributors, carriers, dealers and end-user customers, except in the Republic of Korea.

7. Section 5.1.2 (iii) is hereby deleted in its entirety and replaced with the following:

     5.1.2 "(iii) so long as the Company is not dissolved by operation of law."

8.   Section 5.2 (a) is deleted in its entirety and replaced with the following:

     5.2   "(a) an exclusive license in the Republic of Korea; and"

9. Sections 5.2 (i) and (ii) are hereby deleted in their entirety and replaced with the following:

     5.2   "(a) an exclusive license in the Republic of Korea; and"

10. Section 5.3.1 (i) is deleted in its entirety and replaced with the following:

     5.3.1 "(i) the Company will have the exclusive right to Distribute the Products (as defined herein) and Class 2 and Class 3 CDMA wireless telecommunications

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

products, as described on Exhibit A to cellular and PCS operators and service providers in the United States;"

11. Section 5.3.1 (ii) is deleted in its entirety and replaced with the following:

     5.3.1 "(ii) LGIC shall have the exclusive right to Distribute Products (as defined herein) and the Class 2 and Class 3 CDMA wireless telecommunications products, as described on Exhibit A, in the Republic of Korea; and"

12.  Section 5.4.1 is deleted in its entirety and replaced with the following:

     5.4.1   "Exclusive Manufacturer and Supplier. LGIC shall be the exclusive
              -----------------------------------
manufacturer and supplier of the NeoPoint 1000, NeoPoint 1600 and NeoPoint 2000 (1000x) Products to Company and its affiliates and Company and its affiliates shall not manufacture such Products or have such Products manufactured by a third party. LGIC shall manufacture the Products, or (at LGIC's option) arrange for the manufacture of such Products by third parties as subcontractors of LGIC, for the Company. Such manufacturing shall be in accordance with mutually agreed commercial terms, which will include (i) forecasting requirements covering the succeeding three quarters and firm orders for the succeeding first quarter delivered to LGIC at the commencement of each fiscal quarter (ii) prices for such Products which reflect the elements mentioned in Section 5.4.3 below, and LGIC delivery and performance obligations. Such terms may also include different or additional provisions, to the extent not inconsistent herewith, relating to damages and other liabilities in connection with the Product(s) manufactured by LGIC, including among other things, limitations of liability.

13.  A new Section 5.4.5 is hereby added as follows:

     "5.4.5. Manufacture of the Products.  LGIC shall continue to use best
             ---------------------------
efforts to timely manufacture the NeoPoint 1000, 1600 and 2000 (1000x) Products. Company will receive top priority in terms of availability of such Products and availability of production capacity to the exclusion of all third parties."

14.  * * *

15.  * * *

16. Exhibit A entitled "Product Statement of Work" is hereby deleted and replaced in its entirety by that new Exhibit A entitled "Product Statement of Work" attached to this Amendment No. 1, and incorporated herein by reference.

17. Exhibit E entitled "Territories" is hereby deleted and replaced in its entirety by that new Exhibit E entitled "Territories" attached to this Amendment No. 1, and incorporated herein by reference.

* Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

18. Notwithstanding anything in this Amendment No. 1 to the contrary, this Amendment No. 1 shall only take effect upon the closing of NeoPoint's planned Series C Preferred Stock offering (the "Effective Date").

19. References to Company or IGS in the Agreement shall be deemed to refer to NeoPoint and references to LGE in the Agreement shall be deemed to refer to LGIC.

     This Amendment No. 1 completely and exclusively states the terms of this Amendment and it supersedes all prior proposals, oral or written regarding its subject matter. Except as expressly set forth in this Amendment No. 1, all other provisions of the Agreement shall remain in full force and effect. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its conflict of laws provisions.

    IN WITNESS WHEREOF, this Amendment No. 1 shall be effective as of the Effective Date written above.

NeoPoint, Inc.                          LG Information & Communications, Ltd.


By: ___________________________         By: _____________________________

Name: _________________________         Name: ___________________________

Title: ________________________         Title: __________________________

                                   EXHIBIT A

                           PRODUCT STATEMENT OF WORK


1.   Product Descriptions.
     --------------------

     "Products" as defined in the Agreement shall mean the NeoPoint 1000, NeoPoint 1600 and NeoPoint 2000 (1000x) Class 1 CDMA phones developed by NeoPoint, but shall not include Class 2 or Class 3 products as hereinafter defined.

1.1  Class 1 products:
             Bitmapped Display (160x120), min 65 DPI with 11 lines and 24 chars horizontal
             Unibody only
             Data capability
             PC Sync
             UP Communicator
             7.2 volt Battery (Dual Cell)
             Single Mode PCS

1.2  Class 2 products: (Includes most or all of the following)
             Bitmapped Display
             Unibody or Clamshell
             Packet Data capability
             PC Sync and OTA Sync
             UP Communicator
             Stylus pen input
             API for wireless application development
             Local applications (i.e., email client)
             ARM based processor
             3.6 Volt Battery (Single Cell)
             Dual Mode (CDMA/AMPS)

1.3  Class 3 products: (Includes most or all of the following)
             Java Capability
             Bitmapped Display
             Clamshell or Unibody
             High Data Rate (56k or higher)
             PC Sync and OTA Sync
             Stylus pen input (Option)
             Voice Command and Synthesis

2.   Functional Specification
     ------------------------

     2.1 Standards Compliance
         a) Shall interoperate with Motorola, Nortel, Lucent, Qualcomm, LGIC and Samsung infrastructure equipment.
         b)   Class 1 shall adhere to the following standards:
            - ANSI J-STD-008 : Air Interface Standard for PCS
            - ANSI J-SRD-018 : RF Performance Standard for PCS
            - CDG Ref Doc # 27 : High Speed Speech Service Option for Wideband
              Spread Spectrum Communication System (WSSCS)
            - TIA/EIA IS-96A : Speech Service Option 1 for WSSCS
            - TIA/EIA IS-126A : Mobile Service Loopback Service Option
            - IS-637 : Short Message Service
            - IS-707 : Circuit and Packet Switched Data (formerly IS-99 and
              IS-657)
            - IS-683 : Over the Air Service Provisioning and Enhanced Roaming

     2.2 System Requirements
         a)   For PCS Smart Phone:
         -    Transmit Freq : 1850-1909.95 MHz
         -    Receive Freq : 1930-1989.95 MHz
         b)   Maximum RF Transmit Power : 200 mW (23dBm)
         c)   Voice Vocoder Rates:
         -    8kbps and EVRC
         -    PureVoice TM 13kbps
         d)   Data Capabilities

                                   EXHIBIT E


                                  Territories

1.  For exclusive license purposes, Republic of Korea.

2. For non-exclusive licenses; all countries outside the United States and Korea.